CONSOLIDATED STATEMENT OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
REVENUE
Gross revenue	$ 2,251,469	$ 1,676,598
Net revenue	2,251,469	1,676,598
COST OF REVENUE
Cost of goods sold	783,141	556,972
Written off inventory	96,811	424,548
Total cost of revenue	879,951	981,520
GROSS PROFIT	1,371,517	695,078
OPERATING EXPENSES
General and administrative	2,283,107	2,584,256
Total operating expenses	2,283,107	2,584,256
OTHER INCOME (EXPENSE)
Interest expense, net of interest income	(64,690)	(52,453)
Change in fair value on derivative	(9,484)	(85,325)
Loss on extinguishment of debt	0	0
SBA loan forgiveness	0	39,833
Gain on sale of asset	2,643	0
Total other income (expense)	(71,531)	(97,945)
Net gain/(loss) before income tax provision	(983,121)	(1,987,122)
NET GAIN/(LOSS)	$ (983,121)	$ (1,987,122)
Loss per share - basic and diluted	$ (0.00)	$ (0.01)
Weighted average number of shares outstanding - basic and diluted	342,514,810	319,209,932